iShares®

iShares Trust

Supplement dated August 9, 2012

to the Prospectus (the “Prospectus”)

and Statement of Additional Information (the “SAI”)

dated July 1, 2012 for the

iShares Barclays Agency Bond Fund,

iShares Barclays Government/Credit Bond Fund and

iShares Barclays Intermediate Government/Credit Bond Fund; and

the Prospectuses and SAI dated March 1, 2012 for the

iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund and

iShares S&P/Citigroup International Treasury Bond Fund (together, the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for each Fund.

Effective August 9, 2012, for each of the Funds, the number of shares in a Creation Unit and the approximate value of one Creation Unit of each Fund are as follows:

Fund	Creation Unit Size	Approximate Value of a Creation Unit as of August 8, 2012

iShares Barclays Agency Bond Fund	50,000	$5,677,500

iShares Barclays Government/Credit Bond Fund	50,000	$5,790,000

iShares Barclays Intermediate Government/ Credit Bond Fund	50,000	$5,613,000

iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund	50,000	$4,736,000

iShares S&P/Citigroup International Treasury Bond Fund	50,000	$4,984,000

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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